CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 28, 2007

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)



           Delaware                     0-15658              47-0210602
        (State or other            (Commission File         (IRS employer
jurisdiction of incorporation)          Number)          Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                             80021
Address of principal executive offices)                           (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 13, 2007, Level 3 Communications, Inc. (the "Company"), as guarantor, Level 3 Financing, Inc. ("Level 3 Financing"), a wholly owned subsidiary of the Company, as borrower, Merrill Lynch Capital Corporation, as administrative agent and collateral agent ("MLCC"), and certain lenders entered into a credit agreement (the "Credit Agreement") pursuant to which the lenders extended a $1.4 billion senior secured term loan to Level 3 Financing.

Level 3 Financing's obligations under the Credit Agreement were, subject to certain exceptions, secured by certain of the assets of (i) the Company; and
(ii) certain of the Company's material domestic subsidiaries which are engaged in the telecommunications business and which were able to grant a lien on their assets without regulatory approval. At the time that the Credit Agreement was executed in March 2007, Level 3 Financing and the Company agreed to seek to obtain the required regulatory approvals to permit Level 3 Communications, LLC and its material domestic subsidiaries and certain other domestic subsidiaries to guarantee and, subject to certain exceptions, pledge certain of their assets to secure Level 3 Financing's obligations under the Credit Agreement. Those required regulatory approvals have now been obtained.

On June 28, 2007, Level 3 Communications, LLC, Broadwing Communications, LLC, ICG Communications, Inc., WilTel Communications, LLC and Eldorado Acquisition Three, LLC (together, the "New Guarantors") executed Supplement No. 1 ("Guarantee Supplement No. 1") to the Guarantee Agreement dated as of March 13, 2007, among the Company, certain subsidiaries of the Company and MLCC, as administrative agent and collateral agent (the "Guarantee Agreement"). The Guarantee Agreement was entered into as a component of the collateral to secure Level 3 Financing's obligations under the Credit Agreement. As a result of this action, the New Guarantors have guaranteed Level 3 Financing's obligations under the Credit Agreement, subject to the terms and conditions of the Guarantee Agreement. The form of Guarantee Agreement, including the form of Guarantee Supplement No. 1 executed by the New Guarantors, was filed as Exhibit 10.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007, and is incorporated herein by reference as if set forth in full.

On June 28, 2007, Level 3 Communications, LLC, Broadwing Corporation, Broadwing Communications, LLC, ICG Communications, Inc., WilTel Communications Group, LLC, WilTel Communications, LLC, Eldorado Acquisition Three, LLC and CIII Communications, LLC (together the "New Grantors") executed Supplement No. 1 ("Collateral Supplement No. 1") to the Collateral Agreement dated as of March 13, 2007 (the "Collateral Agreement"), among Level 3 Financing, the Company, certain subsidiaries of the Company and MLCC, as collateral agent for the Secured Parties (as defined in the Collateral Agreement). The Collateral Agreement was entered into as a component of the collateral to secure Level 3 Financing's obligations under the Credit Agreement. As a result of this action, the assets of the New Grantors are now subject to the terms and conditions of the Collateral Agreement. The form of Collateral Agreement, including the form of Collateral Supplement No. 1 executed by the New Grantors, was filed as
Exhibit 10.3 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007, and is incorporated herein by reference as if set forth in full.

On June 28, 2007, Level 3 Communications, LLC, Broadwing Communications, LLC, ICG Communications, Inc., WilTel Communications, LLC, Eldorado Acquisition Three, LLC and CIII Communications, LLC executed Supplement No. 1 ("Indemnity Supplement No. 1") to the Indemnity, Subrogation and Contribution Agreement dated as of March 13, 2007 (the "Indemnity, Subrogation and Contribution Agreement"), among Level 3 Financing, the Company, certain subsidiaries of the Company and MLCC, as administrative agent and collateral agent. The Indemnity, Subrogation and Contribution Agreement was entered into as a component of the collateral to secure Level 3 Financing's obligations under the Credit Agreement. As a result of this action, Level 3 Communications, LLC, Broadwing Communications, LLC, ICG Communications, Inc., WilTel Communications, LLC, Eldorado Acquisition Three, LLC and CIII Communications, LLC have become bound to the terms and conditions of the Indemnity, Subrogation and Contribution Agreement. The form of Indemnity, Subrogation and Contribution Agreement, including the form of Indemnity Supplement No. 1 executed by these companies, was filed as Exhibit 10.4 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007, and is incorporated herein by reference as if set forth in full.


Item 9.01.  Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired

                  None

          (b)  Pro Forma Financial Information

                  None

          (c)  Shell Company Transactions

                  None

          (d)  Exhibits

10.1     Guarantee Agreement, dated March 13, 2007, among Level 3
         Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation (filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007).

10.2 Collateral Agreement, dated March 13, 2007, among Level 3 Communications, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation (filed as Exhibit 10.3 to the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007).

10.3 Indemnity, Subrogation and Contribution Agreement, dated March 13, 2007, among Level 3 Communications, Inc., Level 3 Financing, Inc., the Subsidiaries party thereto and Merrill Lynch Capital Corporation (filed as Exhibit 10.4 to the Registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 16, 2007).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     Level 3 Communications, Inc.

                                     By:     /s/ Neil J. Eckstein
                                         Neil J. Eckstein, Senior Vice President

Date:  June 29, 2007